HOUSEHOLD CONSUMER LOAN DEPOSIT TRUST
COLLATERAL REPORT

Number of Due Periods Since Inception
                                          28
Due Period
                              01-Jan-98
Distribution Date
                              13-Feb-98
Payment Date
                              17-Feb-98

*** Trust Portfolio Summary ***
Annualized Cash Yield
                              18.26%
Annualized Gross Losses
                              -8.65%
Annualized Portfolio Yield
                              9.62%
Contractual Delinquency Status of Credit Lines:    (Principal /
Principal)
     30 -   59 days  ($)
                              206149037.45
     30 -   59 days (%)
                              5.43%
     60 -   89 days ($)
                              81573279.37
     60 -   89 days (%)
                              2.15%
     90 - 119 days ($)
                              52453601.82
     90 - 119 days (%)
                              1.38%
   120 - 149 days ($)
                              46722059.95
   120 - 149 days (%)
                              1.23%
   150 - 179 days ($)
                              40716155.05
   150 - 179 days (%)
                              1.07%
   180 - 209 days ($)
                              37040028.54
   180 - 209 days (%)
                              0.98%
   210 - 239 days ($)
                              35836683.66
   210 - 239 days (%)
                              0.94%
   240 - 269 days ($)
                              31160678.18
   240 - 269 days (%)
                              0.82%
   270 - 299 days ($)
                              30829681.07
   270 - 299 days (%)
                              0.81%
            300+ days  ($)
                              4605391.4
            300+ days (%)
                              0.12%
Additional Balances on Existing Credit Lines (draws - principal
only)                   53,237,980.65
Principal Collections
                        102,500,665.35
Defaulted Receivables
                              27,919,140.29
Finance Charge  & Administrative Collections
                        57,334,700.25
Recoveries
                              1,641,934.00
Average Principal Balance
                        3,874,809,807.35
Personal Homeowner Lines as % of Total Principal
                              28.71%

Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1995-1

No. of PMTs Since Issuance:
                                    28
Distribution Date:
                              13-Feb-98
Payment Date:
                              17-Feb-98
Collection Period Beginning:
                              01-Jan-98
Collection Period Ending:
                              31-Jan-98
Note and Certificate Accrual Beginning:
                        15-Jan-98
Note and Certificate Accrual Ending:
                        17-Feb-98

PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation Invested Amount
                        8.72%
OC Balance as % of Ending Participation Invested Amount
                        8.92%
OC Balance as % of Ending Participation Invested Amount (3
consecutiv                          Test Met
Does Early Amortization Start Based on OC/Part. Invstd. Amt. Test
                        0.00
Is the MAP Over?
                              0.00
Is this the Early Amortization Period?
                              0.00
Interest Allocation Percentage Calculation:
Numerator
                        595,395,437.48
Denominator - Component (x) - Aggregate Receivables & Partc.
Interest                3,874,809,807.35
Denominator - Component (y) - Aggregate Numerators
                  3,822,483,726.13
Applicable Interest Allocation Percentage
                              15.37%
Principal Allocation Percentage Calculation:
Numerator
                        595,395,437.48
Denominator - Component (x) - Aggregate Receivables & Partc.
Interest                3,874,809,807.35
Denominator - Component (y) - Aggregate Numerators
                  3,822,483,726.13
Applicable Principal Allocation Percentage
                              15.37%
Default Allocation Percentage Calculation:
Numerator
                        595,395,437.48
Denominator - Component (x) - Aggregate Receivables & Partc.
Interest                3,874,809,807.35
Denominator - Component (y) - Aggregate Numerators
                  3,822,483,726.13
Default Allocation Percentage (Floating Allocation Percentage)
                              15.37%
Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount
                              10,717,117.87
Series Participation Interest Default Amount (Sec. 4.11 (a)(iii))
                        4,289,998.63
Excess of (i) 1.8% of Part. Inv. Amt.  over (ii) Series Part.
Interes                       6,427,119.25
Minimum Principal Amount
                              6,427,119.25
Investor Principal Collections
                              7,569,604.49
Investor Finance Charge and Admin. Collections (4.11a)
                        9,062,230.33
Investor Allocated Defaulted Amounts
                              4,289,998.63
DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance
                        595,395,437.48
Beginning Participation Invested Amount   (Invested Amt on
previous D                    595,395,437.48
Ending Participation Unpaid Principal Balance
                        583,535,834.37
Ending Participation Invested Amount  (Invested Amt on current
Distri                  583,535,834.37
Beginning Participation Unpaid Principal Balance x (PRIME-1.50%)
                        3,473,140.05
Note Interest and Certificate Yield Amounts Due Pursuant to Sec.
3.05                    2,989,102.39
Participation Invested Amount x 25bps per annum
                        124,040.72
Participation Interest Distribution Amount
                              3,473,140.05
Application of Investor Finance Charges & Administrative
Collections:
Investor Finance Charge and Admin. Collections (4.11a)
                        9,062,230.33
Servicing Fee if HFC is not the Servicer (Sec. 4.11 (a)(i)
                              0.00
Series Participation Interest  Monthly Interest (Sec. 4.11
(a)(ii))                            3,473,140.05
Series Participation Interest Default Amount (Sec. 4.11 (a)(iii))
                        4,289,998.63
Reimbursed  Series Particpation Interest Charge-Offs (Sec. 4.11
(a)(i                               0.00
Servicing Fee if HFC is the Servicer (Sec. 4.11 (a)(v))
                        992,325.73
Excess (Sec. 4.11 (a)(vi))
                              306,765.92
Reconciliation Check
                              0.00
Series Participation Interest Monthly Principal
                              11,859,603.11
Beginning Unreimbursed Participation Interest Charge-Offs
                        0.00
Series Participation Interest Charge-Offs   (Sec. 4.12 (a))
                              0.00
Reimbursed  Series Particpation Interest Charge-Offs (Sec. 4.11
(a)(i                         0.00
Ending Unreimbursed Participation Interest Charge-Offs
                        0.00
Available Investor Principal Collections
                              11,859,603.11
Participation Interest Distribution Amount
                              3,473,140.05
Series Participation Interest Charge-Offs
                              0.00
OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts Due Pursuant to Sec.
3.05                    2,989,102.39
Excess Interest
                              484,037.66
Beginning Net Charge-Offs
                              0.00
Reversals
                                    0.00
+Available Investor Principal Collections
                              11,859,603.11
+Series Participation Interest Charge Offs
                              0.00
+ Lesser of Excess Interest and Carryover Charge Offs
                              0.00
Optimum Monthly Principal
                              11,859,603.11
Are the Notes Retired ?
                              0.00
Accelerated Principal Payment
                              124,040.72
Beginning Class A Security Balance
                        340,993,182.30
Beginning Class B Security Balance
                        172,196,000.00
Beginning Certificate  Security Balance
                              30,304,000.00
Beginning Overcollateralization Amount plus APP
                        52,026,295.90
Beginning Class A Adjusted Balance
                        340,993,182.30
Beginning Class B Adjusted Balance
                        172,196,000.00
Beginning Certficate  Adjusted Balance
                              30,304,000.00
Beginning Overcollateralization Amount plus APP
                  52,026,295.90
Class A Balance After Payment pursuant to clause (iv)
                  329,133,579.19
Class B Balance After Payment pursuant to clause (v)
                  172,196,000.00
Certificate Balance After Payment pursuant to clause (vi)
                        30,304,000.00
Class B Minimum Adjusted Principal Balance
                        61,666,666.67
Certificate Minimum Adjusted Principal Balance
                        5,833,333.33
Minimum Overcollateralization Amount
                        15,833,333.33
Certificate Minimum Balance Target
                              17,683,469.92
Scheduled Certificate Payment to Certificate Minimum Balance
Target                        12,620,530.08
Class A Targeted Balance
                        291,767,917.19
Class B Targeted Balance
                        178,542,596.71
Certificate Targeted Balance
                              26,770,350.91
Class A:  Payment Required to get to Target
                              49,225,265.12
Class B:  Payment Required to get to Target or Minimum Adjusted
Balan                         0.00
Certificate:  Payment Required to get to Target or Minimum
Adjusted B                    3,533,649.09
OC:  Payment to get to Minimum Overcollateralization Amount
                        36,192,962.56
Section 3.05 Payment of Principal and Interest;  Defaulted
Interest                            0.00
Pay Certificate Yield in step (i) (1= Yes)
                              1.00
Remittances on the Participation
                              15,332,743.16
Interest and Yield
(i)     Pay Class A Interest Distribution (Sec. 3.05 (i)(a))
                              1,823,496.56
(ii)    Pay Class B Interest Distribution (Sec. 3.05 (i)(b))
                              981,606.89
(iii)   Pay Certificates the Certificate Yield (Sec. 3.05 (i)(c))
                              183,998.94
Principal up to Optimum Monthly Principal
(iv)   Pay Class A to Targeted Principal Balance (Sec. 3.05
(ii)(a))                            11,859,603.11
(v)    Pay Class B to Targeted Principal Balance (Sec. 3.05
(ii)(b))                                  0.00
ONLY Pay Certificate Interest if not paid pursuant to (Sec. 3.05
(i)(                          0.00
Principal up to Optimal Monthly Principal
(vi)   Pay Certificate to Targeted Principal Balance (Sec. 3.05
(iii)                               0.00
(vii)  Pay OC Remaining Optimal Monthly Principal Amount (Sec.
3.05 (                        0.00
Principal up to the Accelerated Principal Payment Amount
(viii) (a  )  Pay Class A to Targeted Principal Balance (Sec.
3.05 (v                       124,040.72
(viii) (b  )  Pay Class B to Targeted Principal Balance (Sec.
3.05 (v                       0.00
(viii) (c  )  Pay Class A to zero (Sec. 3.05 (v)(c))
                              0.00
(viii) (d  )  Pay Class B to zero (Sec. 3.05 (v)(d))
                              0.00
Principal up to Optimal Monthly Principal
(xi)   Pay Class A to zero (Sec. 3.05 (vi)(a))
                              0.00
(xii)  Pay Class B to zero (Sec. 3.05 (vi)(b))
                              0.00
(xiii) Pay Certificates, st.Certificate Min. Bal. Target (Sec.
3.05 (                              0.00
(ix)   Pay OC Remaining Optimum Monthly Principal (Sec. 3.05
(vi)(d))                            0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))
                        359,996.94
Total Reconciliation Check
(shou                               0.00
Accelerated Principal Reconciliation                  (should
equal $                             0.00
Optimum Monthly Principal Reconciliation        (should equal
charge-                       0.00
BOND SUMMARY:
Beginning Class A Note Security Balance
                        $340,993,182.30
Beginning Class B Note Security Balance
                        $172,196,000.00
Beginning Certificate Security Balance
                        $30,304,000.00
Beginning Overcollateralization Amount
                        $51,902,255.18
Beginning Class A Adjusted Balance
                        $340,993,182.30
Beginning Class B Adjusted Balance
                        $172,196,000.00
Beginning Certficate  Adjusted Balance
                        $30,304,000.00
Beginning Overcollateralization Amount
                        $51,902,255.18
Ending Class A Note Security Balance
                        $329,009,538.48
Ending Class B Note Security Balance
                        $172,196,000.00
Ending Certificate Security Balance
                        $30,304,000.00
Ending Overcollateralization Amount
                        $52,026,295.90
Ending Class A Adjusted Balance
                        $329,009,538.48
Ending Class B Adjusted Balance
                        $172,196,000.00
Ending Certficate  Adjusted Balance
                        $30,304,000.00
Ending Overcollateralization Amount
                        $52,026,295.90
Class A Note Rate Capped at 13%
                              5.833750%
Class B Note Rate Capped at 15%
                              6.218750%
Certificate Rate Capped at 16%
                              6.623750%
Class A Interest Due
                              $1,823,496.56
Class B Interest Due
                              $981,606.89
Certificate Yield  Due
                              $183,998.94
Class A Interest Paid
                              $1,823,496.56
Class B Interest Paid
                              $981,606.89
Certificate Yield Paid
                              $183,998.94
Class A Unpaid Interest
                              $0.00
Class B Unpaid Interest
                              $0.00
Certificate Unpaid Yield
                              $0.00
Class A Principal Paid
                        $11,983,643.83
Class B Principal Paid
                              $0.00
Certificate Principal Paid
                                    $0.00
OC Principal Paid
                              $0.00
Beginning Class A Net Charge-Off
                              $0.00
Beginning Class B Net Charge-Off
                              $0.00
Beginning Certificate Net Charge-Off
                              $0.00
Beginning OC Net Charge-Off
                              $0.00
Reversals Allocated to Class A
                              $0.00
Reversals Allocated to Class B
                              $0.00
Reversals Allocated to Certificates
                              $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments
                        $124,040.72
 Total Charge-Offs:
                              $0.00
Charge-Offs Allocated to Class A
                              $0.00
Charge-Offs Allocated to Class B
                              $0.00
Charge-Offs Allocated to Certificates
                              $0.00
Charge-Offs Allocated to OC
                              $0.00
Ending Class A Net Charge-Off
                              $0.00
Ending Class B Net Charge-Off
                              $0.00
Ending Certificate Net Charge-Off
                              $0.00
Ending OC Net Charge-Off
                              $0.00
Bond Balance Reconciliation    (should equal $0.00)
                              ($0.00)
Certificate Balance/Participation Invested Amount (Beginning of
Month                         5.0897%
Designated Certificate / Certificate Security (Balance Beginning
of M                          1.003168%
Designated Certificate  - Beginning of Month
                        $304,000.00
Principal Payments in Respect of  Designated Certificate (Sec.
3.05 (                        $0.00
Designated Certificate  - End of Month
                              $304,000.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05
(i)                           $1,845.82
Designated Certificateholder Accelerated Principal Payments -
Beginni                       $4,402,255.18
Accelerated Principal Payment (Sec. 3.05 (v))
                        $124,040.72
Payments to Holder of Designated Certificate in respect to Acc.
Prin.                         $0.00
Designated Certificateholder Accelerated Principal Payments -
Ending                        $4,526,295.90
Designated Certificateholder Holdback Amount (Beginning of Month)
                  $47,500,000.00
Payments to Designated Certificates in Reduction of Holdback
Amount (                      $0.00
Designated Certificateholder Holdback Amount (End of Month)
                  $47,500,000.00
Remaining Payments to Designated Certificates (Sec. 3.05
paragraph fo                        $0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))
                        $359,996.94
MONTHLY SECURITY  REPORT

HOUSEHOLD CONSUMER LOAN TRUST 1995-1

Distribution Date
                              13-Feb-98
Payment Date:
                              17-Feb-98
Collection Period Beginning
                              01-Jan-98
Collection Period Ending:
                              31-Jan-98
Note and Certificate Accrual Beginning:
                        15-Jan-98
Note and Certificate Accrual Ending:
                        17-Feb-98
Ending Pool Principal Balance
                  $3,797,759,769.18
Series 1995-1 Participation Invested Amount
                        $583,535,834.37
Seller Amount
                        $58,811,301.63
Remittances on the Participation
                        $15,332,743.16
Optimum Monthly Principal
                        $11,859,603.11
Accelerated Principal Payment
                              $124,040.72
Beginning Class A Note Security Balance
                        $340,993,182.30
Beginning Class B Note Security Balance
                        $172,196,000.00
Beginning Certificate Security Balance
                        $30,304,000.00
Beginning Overcollateralization Amount
                        $51,902,255.18
Beginning Class A Adjusted Balance
                        $340,993,182.30
Beginning Class B Adjusted Balance
                        $172,196,000.00
Beginning Certficate  Adjusted Balance
                        $30,304,000.00
Beginning Overcollateralization Amount
                        $51,902,255.18
Ending Class A Note Security Balance
                        $329,009,538.48
Ending Class B Note Security Balance
                        $172,196,000.00
Ending Certificate Security Balance
                        $30,304,000.00
Ending Overcollateralization Amount
                        $52,026,295.90
Ending Class A Adjusted Balance
                        $329,009,538.48
Ending Class B Adjusted Balance
                        $172,196,000.00
Ending Certificate  Adjusted Balance
                        $30,304,000.00
Ending Overcollateralization Amount
                        $52,026,295.90
Class A Note Rate Capped at 13%
                              5.833750%
Class B Note Rate Capped at 15%
                              6.218750%
Certificate Rate Capped at 16%
                              6.623750%
Class A Interest Due
                              $1,823,496.56
Class B Interest Due
                              $981,606.89
Certificate Yield  Due
                              $183,998.94
Class A Interest Paid
                              $1,823,496.56
Class B Interest Paid
                              $981,606.89
Certificate Yield Paid
                              $183,998.94
Class A Unpaid Interest
                              $0.00
Class B Unpaid Interest
                              $0.00
Cetificate Unpaid Yield
                              $0.00
Class A Principal Paid
                        $11,983,643.83
Class B Principal Paid
                              $0.00
Certificate  Principal Paid
                                    $0.00
OC Principal Paid
                              $0.00
Beginning Class A Net Charge-Off
                              $0.00
Beginning Class B Net Charge-Off
                              $0.00
Beginning Certificate Net Charge-Off
                              $0.00
Beginning OC Net Charge-Off
                              $0.00
Reversals Allocated to Class A
                              $0.00
Reversals Allocated to Class B
                              $0.00
Reversals Allocated to Certificates
                              $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments
                        $124,040.72
 Total Charge-Offs:
                              $0.00
Charge-Offs Allocated to Class A
                              $0.00
Charge-Offs Allocated to Class B
                              $0.00
Charge-Offs Allocated to Certificates
                              $0.00
Charge-Offs Allocated to OC
                              $0.00
Ending Class A Net Charge-Off
                              $0.00
Ending Class B Net Charge-Off
                              $0.00
Ending Certificate Net Charge-Off
                              $0.00
Ending OC Net Charge-Off
                              $0.00
Interest paid per $1,000 Class A
                              2.431329
Principal paid per $1,000 Class A
                              15.978192
Interest paid per $1,000 Class B
                                    5.700521
Principal paid per $1,000 Class B
                              0.000000
Yield Paid per $1,000 Certificate
                                    6.071771
Principal Paid per $1,000 Certificate
                              0.000000
BLOOMBERG SUMMARY
HOUSEHOLD CONSUMER LOAN TRUST 1995-1
Distribution Date
                        17-Feb-98
Due Period
                              Jan-98
Monthly Payment Rate (including charge offs)
                        3.37%
Monthly Draw Rate
                        1.37%
Monthly Net Payment Rate
                        1.99%
Actual Payment Rate
                        1.99%
Annualized Cash Yield
                        18.26%
Annualized Gross Losses
                        8.65%
Annualized Portfolio Yield
                        9.62%
Weighted Coupon
                        6.00%
Excess Servicing
                        3.62%
Ending Overcollateralization Percentage
                        8.92%
Trigger Level
                        4.75%
Excess Overcollateralization
                        4.17%
Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)
                        5.43%
      60-89 days (Del Stat 2)
                        2.15%
      90+ days (Del Stat 3+)
                        7.36%
Total Participation Balance (ending)
                  583,535,834.37